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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT:  SEPTEMBER 20, 2001


                          CIB MARINE BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   WISCONSIN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

           000-24149                                  37-1203599
   (COMMISSION FILE NUMBER)                (IRS EMPLOYER IDENTIFICATION NO.)


                N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN 53072
          (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                                 (262) 695-6010
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Item 7.     Financial Statements and Exhibits

       (c)  Exhibits

       Exhibit 99 - Press release issued September 20, 2001

Item 9.     Regulation FD Disclosure

Incorporated by reference is a press release issued by the Registrant on September 20, 2001, attached as Exhibit 99, providing information concerning the Registrant's announcement that it acquired, in a merger transaction, Citrus Financial Services, Inc. and its banking subsidiary, Citrus Bank, N.A., on September 17, 2001. As a result of the merger, each share of Citrus Financial will be exchanged for 0.4634 shares of the common stock of the Registrant. The transaction will be accounted for as a pooling of interests.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CIB MARINE BANCSHARES, INC.


Dated:  September 20, 2001          By:  /s/ Donald J. Straka
                                    ---------------------------------
                                    Donald J. Straka
                                    Senior Vice President and General Counsel



                                 EXHIBIT INDEX


Exhibit
Number                  Description
-------                 -----------

  99                    Press release issued September 20, 2001